UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 28, 2016

Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, in response to a motion (the “Equity Committee Motion”) filed by an ad hoc group of stockholders (the “Stockholder Ad Hoc Group”) of Stone Energy Corporation (“Stone” or the “Company”), the Company engaged in discussions and, on December 21, 2016, agreed to a resolution with the Stockholder Ad Hoc Group with respect to the issues raised in the Equity Committee Motion (the “Settlement”). The complete terms of the Settlement are disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2016. The Settlement contemplates that Stone’s First Amended Joint Prepackaged Plan of Reorganization that was filed on December 14, 2016 (the “Existing Plan”) would be amended.

On December 28, 2016, the Company amended the Existing Plan and filed the Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated December 28, 2016 (the “Second Amended Plan”). The Second Amended Plan provides that, among other things, Stone’s existing stockholders will be entitled to vote to accept or reject the Second Amended Plan and, subject to certain conditions, will receive their pro rata share of (i) 5% of reorganized Stone’s common stock, compared to 4% as contemplated by the Existing Plan, and (ii) warrants for ownership of 15% of reorganized Stone’s common equity with an exercise price equal to a total equity value of the reorganized Company that implies a 100% recovery of outstanding principal to the Company’s noteholders plus accrued interest through the Second Amended Plan’s effective date less the face amount of the New Secured Notes and the Prepetition Notes Cash (as those terms are defined in the Second Amended Plan), and which may be exercised any time prior to the fourth anniversary of the Second Amended Plan’s effective date, compared to 10% as contemplated by the Existing Plan. In the event that the U.S. Bankruptcy Court for the Southern District of Texas (the “Court”) enters an order prior to the effective date of the Second Amended Plan appointing any official committee of equity security holders pursuant to 11 U.S.C. §1102, the common stock to be distributed to Stone’s existing stockholders will be reduced to 4% and the warrants will be exercisable for 10% of reorganized Stone’s common stock. In addition, under the Second Amended Plan, no common stock or warrants will be distributed to any existing stockholder that (a) votes to reject the Plan and elects to not consent to the voluntary releases contained in the Plan or (b) objects to, delays, impedes, or takes any other action to interfere with the consummation of the Second Amended Plan. The Second Amended Plan remains subject to approval by the Court. The Court has previously determined that it would consider the confirmation of the Second Amended Plan on February 14, 2017.

The description in this Current Report on Form 8-K of the Second Amended Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended Plan, a copy of which is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K is for informational purposes only and does not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company, nor does it constitute a solicitation of consent from any persons with respect to the transactions contemplated hereby and thereby. While the Company expects the restructuring will take place in accordance with the Second Amended Plan, there can be no assurance that the Company will be successful in completing a restructuring.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Second Amended Plan; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions during the bankruptcy process, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization in accordance with the terms of a plan of reorganization; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, dated December 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: December 28, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, dated December 28, 2016.